Inventories, Net	12 Months Ended
Dec. 31, 2012
Inventories, Net
5.	INVENTORIES, NET

Inventories consisted of the following:

	December 31,
	2011	2012

Raw materials	$7,957	$8,510
Finished goods	1,932	1,916
Work in progress	80	1,710

Less: allowance for inventory write-down	(1,985)	(4,646)

Inventories, net	$7,984	$7,490

Movement of allowance for inventory write-downs was as follows:

	December 31,
	2010	2011	2012

Balance at beginning of the year	$2,373	$4,690	$1,985
Charge to expenses	2,186	10,504	3,142
Written-off	—	(13,690)	(549)
Exchange difference	131	481	68

Balance at end of the year	$4,690	$1,985	$4,646

During 2010, 2011 and 2012, the Group recorded provisions for inventory write-downs of $2,186, $10,504 and $3,142, respectively, which were included in cost of sales. The increase in the allowance for inventory write-downs was mainly related to obsolete inventories that were not technologically suitable for future productions.